==============================================================================
		     SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 5, 2003
						 ----------------

Commission File Number 0-5544

			  OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

				     OHIO
       (State or other jurisdiction of incorporation or organization)

				  31-0783294
		    (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		   (Address of principal executive offices)

				    45014
				 (Zip Code)

			       (513) 603-2400
		       (Registrant's telephone number)


			       Not Applicable
	 (Former name or former address, if changed since last report)




			   Exhibit Index - Page 3

			      Page 1 of 3 Pages
==============================================================================

ITEM 5.  Other Events
------   ------------

On February 5, 2003, Ohio Casualty Corporation reported fourth quarter 2002 results. A copy of the press release issued by Ohio Casualty Corporation on February 5, 2003 is attached hereto as Exhibit 99-1 and is incorporated herein by reference.

On February 5, 2003, Ohio Casualty Corporation also announced that Howard L. Sloneker III will not seek re-election as a member of the Board of Directors of Ohio Casualty Corporation. A copy of the press release issued by Ohio Casualty Corporation is attached hereto as Exhibit 99-2 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.     Description
	 ----------      -----------

	    99-1 Press release dated February 5, 2003, reporting Ohio Casualty Corporation's fourth quarter 2002 results.

	    99-2 Press release dated February 5, 2003 announcing Howard L. Sloneker III will not seek re-election as a member of the Board of Directors of Ohio Casualty Corporation.





				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				       OHIO CASUALTY CORPORATION
				       -------------------------
					      (Registrant)




February 5, 2003                       /s/ Debra K. Crane
				       --------------------------
				       Debra K. Crane, Senior Vice President,
					General Counsel and Secretary




			     Page 2 of 3 Pages

				EXHIBIT INDEX


			  Current Report on Form 8-K
			    Dated February 5, 2003


Exhibit No.               Description
----------                -----------

   99-1 Press release dated February 5, 2003, reporting Ohio Casualty Corporation's fourth quarter 2002 results.

   99-2 Press release dated February 5, 2003 announcing Howard L. Sloneker III will not seek re-election as a member of the Board of Directors of Ohio Casualty Corporation.





			      Page 3 of 3 Pages